                                                                    EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                          12.5% SENIOR NOTES DUE 2006
                                      OF
                              ASAT (FINANCE) LLC

This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (1) certificates for the Issuer's (as defined below) 12.5% Senior Notes Due 2006 (the "Original Notes"), guaranteed by ASAT Holdings Limited, ASAT Limited and its subsidiaries (collectively, the "Guarantors") are not immediately available,
(2) the Original Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Chase Manhattan Bank (the "Exchange Agent") prior to the Expiration Date (as defined in the Prospectus referred to below) or
(3) the procedures for delivery by book-entry transfer cannot he completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer-Guaranteed Delivery Procedures" in the Prospectus.

--------------------------------------------------------------------------------
     THE REGISTERED EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON THE EARLIER OF MARCH 26, 1999 (UNLESS EXTENDED) OR THE DATE ON WHICH 100% OF THE ORIGINAL NOTES ARE VALIDLY TENDERED AND NOT WITHDRAWN (THE "EXPIRATION DATE"). TENDERED ORIGINAL NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE REGISTERED EXCHANGE OFFER.
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                           THE CHASE MANHATTAN BANK

                 Delivery by mail overnight delivery/hand to:

                           The Chase Manhattan Bank
                           55 Water Street, Room 234
                           New York, New York 10004
                           Attention: Carlos Esteves

                  To confirm by telephone or for information:
                        (212) 638-0828 (New York City)

                           Facsimile transmissions:
                        (212) 638-0459 (New York City)

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     This form is not be used to guarantee signatures. If a signature on the Consent and Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Consent and Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby consents to the Proposed Amendment with respect to all such tendered Original Notes unless the box voting "No" below has been checked.

--------------------------------------------------------------------------------

     [_]       CHECK HERE IF THE UNDERSIGNED DOES NOT CONSENT TO
                                                  ---
                            THE PROPOSED AMENDMENT
--------------------------------------------------------------------------------

     The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent (unless the appropriate box above voting "No" has been checked), with respect to the Proposed Amendment to the Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation. The undersigned understands that a revocation of such Consent will not be effective after the Expiration Date. The Company intends to execute the Proposed Amendment to the Indenture promptly following the Consent Solicitation Expiration Date at which time the Proposed Amendment to the Indenture will become operative.

     The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Registered Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -
- Guaranteed Delivery Procedures" section in the Prospectus and the Letter of Transmittal.

     By accepting the Exchange Offer, the holder of exchange notes agrees to the foregoing.

--------------------------------------------------------------------------------

  Ladies and Gentlemen:

  The undersigned hereby tenders to ASAT (Finance) LLC, a Delaware limited liability company (the "Issuer"), upon the terms and subject to the conditions set forth in the Prospectus dated __________, 2000 (as the same may be amended or supplemented from time to time, the "Prospectus") and the related consent and letter of transmittal (the "Consent and Letter of Transmittal," which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures."


                    DESCRIPTION OF ORIGINAL NOTES TENDERED


Name of Registered Holder(s):
Address(es): _______________________  Area code(s) and telephone
             ______________________   number(s):   _________________________
             ______________________                _________________________
             ______________________                _________________________



Certificate Number(s) (if available):_______________________________________

Aggregate Principal Amount Tendered: $______________________________________

Signature(s):_______________________________________________________________

If Original Notes will be tendered by book-entry transfer, please provide the following information:

     Name of Tendering Institution:_________________________________________

     DTC Account Number:____________________________________________________

     Date:__________________________________________________________________

     Transaction Code Number:________________________________________________



      THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, a government securities broker, a government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in the Securities Transfer Agents recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at the address set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

  The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


__________________________________           --------------------------------
                                                      Authorized Signature
__________________________________

__________________________________           ---------------------------------
                                                       Name (Please Print)
__________________________________

__________________________________            ---------------------------------
                                                      Capacity or Title
__________________________________

__________________________________            ---------------------------------
  Address (including zip code)                          Name of Firm



__________________________________             ---------------------------------
  Area Code and Telephone Number                             Date




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

















--------------------------------------------------------------------------------